UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 10, 2011
Dell Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way, Round Rock, Texas	78682

Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
     Dell Inc. (“Dell”), a Delaware corporation, is filing this Current Report on Form 8-K to describe the material terms of its common stock under Delaware corporate law and under Dell’s restated certificate of incorporation (the “charter”) and amended and restated bylaws (the “bylaws”) as in effect on the date of this report. The following description updates the description of Dell’s common stock set forth in its registration statement on Form 8-A filed under the Securities Exchange Act of 1934. The description is not complete and is qualified in its entirety by reference to Dell’s charter and bylaws as filed with the Securities and Exchange Commission (the “SEC”). As previously reported, Dell’s charter and bylaws were most recently amended on August 16, 2010.
Authorized Capital Stock
     Dell’s charter authorizes a total of 7,005,000,000 shares of capital stock, consisting of 7,000,000,000 shares of common stock, with a par value of $0.01 per share (the “common stock”), and 5,000,000 shares of preferred stock, with a par value of $0.01 per share (the “preferred stock”).
     As of the date of this report, no shares of preferred stock were issued and outstanding.
Description of Common Stock
     Voting Rights. Each holder of the common stock is entitled to cast one vote for each share of common stock held by such holder upon any matter which is properly considered and acted upon by common stockholders at any annual or special meeting of stockholders.
     Unless otherwise required by law or provided for in the charter or bylaws, the presence, in person or represented by proxy, of the holders of a majority of the voting power of the shares of capital stock entitled to vote on any matter will constitute a quorum for the purpose of considering such matter at a meeting of stockholders. Except in certain circumstances in the election of directors (as described below), when a quorum is present at any stockholder meeting, the affirmative vote of the holders of a majority of the voting power of the shares of capital stock present in person or represented by proxy at the meeting and entitled to vote on any matter is necessary to approve the matter, unless the matter is one upon which a different vote is required by law or provided for in the charter or bylaws. As of the date of this report, there are no provisions of the charter or bylaws that require a different percentage for purposes of determining the presence of a quorum or approval of any matter at a meeting of stockholders.
     If the number of director nominees is the same as the number of directors to be elected at an annual meeting of stockholders, directors will be elected by the affirmative vote of the holders of a majority of the voting power of the shares of capital stock present in person or represented by proxy at the meeting and entitled to vote for the election of directors. If the number of director nominees exceeds the number of directors to be elected at the annual meeting, directors instead will be elected by a plurality vote of the stockholders entitled to vote for the election of directors.

     Liquidation Rights. In the event of any liquidation, dissolution or winding up of Dell,whether voluntary or involuntary, the holders of the common stock will be entitled to receive ratably any or all assets remaining to be paid or distributed after the payment or provision for payment of Dell’s debts and other liabilities and the payment or setting aside for payment of any preferential amount due to the holders of any other class or series of Dell stock.
     Dividends. Subject to the provisions of any outstanding series of preferred stock, the board of directors may, in its discretion, out of funds legally available for the payment of dividends, declare and pay dividends on the common stock on an equal per-share basis. No dividend (other than a dividend in capital stock ranking on parity with the common stock or cash in lieu of fractional shares with respect to such a stock dividend) may be declared or paid on any share or shares of any class of Dell stock or series thereof ranking on a parity with the common stock in respect of payment of dividends for any dividend period unless the board of directors shall have declared, for the same dividend period, like proportionate dividends on all outstanding shares of common stock.
     Absence of Other Rights. Holders of the common stock do not have any preemptive, cumulative voting, subscription, conversion, redemption or sinking fund rights.
Anti-Takeover Effects of Charter and Bylaw Provisions
     The charter and bylaws contain provisions that could have the effect of delaying or deferring a change in control of Dell.
     Charter Provisions. Provisions of our charter that could have anti-takeover effects, among other matters:
•	provide that a director may be removed from office by a vote of holders of a majority of the issued and outstanding shares only for “cause” (as defined in the charter);
•	provide that any vacancy on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors then in office or by the sole remaining director, and not by the stockholders;
•	prohibit the stockholders from taking action by written consent in lieu of a meeting with respect to any action required or permitted to be taken by the stockholders at any annual or special meeting; and
•	as described below under “Preferred Stock,” provide authority for the board of directors without stockholder approval to provide for the issuance of up to 5,000,000 shares of the preferred stock, in one or more series, with terms and conditions, and having rights, privileges and preferences, to be determined by the board of directors.
     Bylaw Provisions. Provisions of our bylaws that could have anti-takeover effects, among other matters (and in addition to provisions also contained in our charter as summarized above):
•	provide that a special meeting of stockholders may be called only by Dell’s chairman of the board, by a majority of the authorized number of directors, or by Dell’s chief executive officer, president or secretary upon the written request, stating the purpose or purposes of the meeting, signed by the holders of at least 50% of the issued and outstanding stock entitled to vote at the meeting; and
•	as described below, establish advance notice procedures for stockholders to make nominations of candidates for election as directors or to present any other business for consideration at any annual or special meeting of stockholders.
     Under Dell’s bylaws, a stockholder must comply with specific notice requirements if the stockholder wishes to (1) nominate a person for election to the board of directors at any meeting of stockholders or (2) bring business before the stockholders at any annual meeting of stockholders which is not included in Dell’s proxy statement.
     The stockholder must provide written notice to Dell’s corporate secretary of an intent to nominate a director or directors not later than (1) with respect to an election of directors to be held at an annual meeting of stockholders, 60 days in advance of such meeting, and (2) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. The notice must provide the following information:
•	the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;
•	a representation that the stockholder is a holder of record of Dell stock entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;
•	a description of all arrangements or understandings between the stockholder, each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;
•	such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the SEC’s proxy rules, if the nominee had been nominated, or intended to be nominated, by the board of directors; and
•	the consent of each nominee to serve as a director if elected.
     The stockholder must provide written notice to Dell’s corporate secretary of any business the stockholder proposes to bring before an annual meeting not less than 60 days before the meeting, except that if less than 70 days notice or prior public disclosure of the meeting date is given or made to stockholders, the notice must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must set forth as to each matter the stockholder proposes to bring before the annual meeting:
•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

•	the name and address, as they appear on Dell’s books, of the stockholder proposing such business;
•	the class and number of Dell shares which are beneficially owned by the stockholder; and
•	any material direct or indirect interest, financial or otherwise, of the stockholder or its affiliates or associates in such business.
Preferred Stock
     Dell’s board of directors has broad discretion with respect to the creation and issuance of preferred stock without stockholder approval, subject to any applicable rights of holders of shares of any series of preferred stock outstanding from time to time. The charter authorizes the board of directors or a duly authorized committee thereof from time to time and without further stockholder action to adopt a resolution or resolutions providing for the issuance of authorized but unissued shares of preferred stock in one or more series and in such amounts as may be determined by the board of directors or such committee. The powers, voting powers, designations, preferences and relative, participating, optional or other rights, if any, of each such series of preferred stock and the qualifications, limitations or restrictions, if any, of such preferences and rights will be as set forth in such resolution or resolutions. The power of the board of directors to fix the terms of any such series of preferred stock will include, without limitation, the power to determine the following:
•	the number of shares constituting such series and the designation of such series;
•	the dividend rights of such series, including the dividend rate and other terms of such dividend rights;
•	any voting rights of such series, including the terms of such voting rights;
•	any conversion privileges of such series, including the terms and conditions of such conversion;
•	any redemption rights of such series, including the terms and conditions of such redemption rights;
•	any sinking fund for the redemption or purchase of shares of such series, including the terms and amount of such sinking fund;
•	the rights of such series in the event of a voluntary or involuntary liquidation, dissolution or winding up of Dell;
•	the conditions or restrictions upon the creation of indebtedness of Dell or upon the issuance of additional preferred stock or other capital stock ranking on a parity with or senior to such series with respect to dividends or distribution of assets upon liquidation;

•	the conditions or restrictions with respect to the issuance of, payment of dividends upon, or the making of other distributions to, or the acquisition or redemption of, shares ranking junior to such series with respect to dividends or the distribution of assets upon a liquidation; and
•	any other designations, powers, preferences and rights, including, without limitation, any qualifications, limitations or restrictions thereof.
     The rights and privileges of holders of the common stock may be adversely affected by the rights, privileges and preferences of holders of shares of any series of preferred stock which the board of directors may designate and Dell may issue from time to time. Among other actions, by authorizing the issuance of shares of preferred stock with particular voting, conversion or other rights, the board of directors could adversely affect the voting power of the holders of the common stock and otherwise could discourage any attempt to effectuate a change in control of Dell, even if such a transaction would be beneficial to the interests of Dell’s stockholders.
Section 203 of the Delaware General Corporation Law
     Dell is subject to Section 203 of the Delaware General Corporation Law, which, with specified exceptions, prohibits a Delaware corporation from engaging in any “business combination” with any “interested stockholder” for a period of three years following the time that the stockholder became an interested stockholder unless:
•	before that time, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;
•	upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by persons who are directors and also officers and by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or
•	at or after that time, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.
     Section 203 defines “business combination” to include the following transactions, subject to specified exceptions:
•	any merger or consolidation of the corporation or any majority-owned subsidiary of the corporation with the interested stockholder or, in specified circumstances, any other entity if the merger or consolidation is caused by the interested stockholder;

•	any sale, lease, exchange, mortgage, pledge, transfer, or other disposition involving the interested stockholder of assets of the corporation or any majority-owned subsidiary of the corporation which have an aggregate market value equal to 10% or more of either (1) the consolidated assets of the corporation or (2) the aggregate market value of all outstanding stock of the corporation;
•	any transaction that results in the issuance or transfer by the corporation or any majority-owned subsidiary of the corporation of any stock of the corporation to the interested stockholder;
•	any transaction involving the corporation or any majority-owned subsidiary of the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation or any such subsidiary owned by the interested stockholder; or
•	any receipt by the interested stockholder of any direct or indirect benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any majority-owned subsidiary of the corporation.
     In general, Section 203 defines an “interested stockholder” as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by that entity or person, subject to specified exceptions.
     The application of Section 203 may make it difficult and expensive for a third party to pursue a takeover attempt that Dell’s board of directors does not approve even if a change in control would be beneficial to the interests of Dell’s stockholders.
Transfer Agent and Registrar for Common Stock
     The transfer agent and registrar for the common stock is American Stock Transfer & Trust Company.
Listing of Common Stock
     The common stock is listed on the NASDAQ Global Select Market of The NASDAQ Stock Market LLC under the symbol “DELL.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.
By:	/s/ Janet B. Wright
Janet B. Wright,
Vice President and Assistant Secretary (Duly Authorized Officer)

Date: August 10, 2011